EXHIBIT 99.1

Lowell Farms Inc. and The Pharm, LLC to Bring the Award-Winning Lowell Smokes to Arizona Dispensaries

California cannabis leader continues multi-state expansion with the launch in Arizona in early 2023

SALINAS, Calif., Jan. 04, 2023 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) is set to debut its award-winning cannabis products at recreational and medicinal dispensaries in Arizona. The California-born innovator in cannabis cultivation and creator of the iconic Lowell Smokes brand has partnered with cannabis operator The Pharm, LLC to launch multiple products in 2023.

“Arizona was the fastest state in the nation to begin retail cannabis sales after recreational use was legalized in 2020, and that speaks to the demand for quality products and celebrated brand for which Lowell Farms is known,” says Lowell Farms Inc. Chairman of the Board George Allen. “As we enter into 2023, Lowell Farms remains committed to multi-state expansion and putting our award-winning brand in front of every consumer as we work toward legalization at the national level.”

The strategic licensing agreement made between the two cannabis leaders will see Lowell Smokes at The Pharm’s two dispensaries: Sunday Goods Tempe and Sunday Goods Phoenix. Following its debut, the legendary Lowell Smokes products will be available to dispensaries state wide on a wholesale basis.

“Throughout our history we have sought to partner with brands that break ground in this industry, and we are very excited to welcome Lowell Farms and its celebrated brand, Lowell Herb Co. to Arizona,” says The Pharm’s CEO John Haugh. “This is an ideal partnership, as we share a common goal of delivering a one-of-a-kind cannabis experience for consumers while working together to bring about positive change and fairness in our highly regulated industry.”

Arizona in 2021 became the country’s second-most lucrative cannabis market, behind California, with $1.6 billion in cannabis sales. Lowell Farms’ entry into the market comes on the heels of its recent expansion into Massachusetts, Michigan, and Illinois, and the introduction of Lowell Smokes at Colorado and New Mexico retailers.

More information about Lowell Farms, Inc. brands can be found at lowellfarms.com.

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF)(the “Company”) is a California-based vertically integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

ABOUT THE PHARM, LLC
The Pharm’s commitment to quality and integrity stems from its experience operating a 320,000-square-foot Dutch glass greenhouse in Willcox, AZ, one of the largest of its kind in the country. As the largest cultivator and purveyor of high-quality sun-grown cannabis in the state of Arizona, Willcox serves as The Pharm’s hub for continuous improvement through research and development. Here, The Pharm combines cultivation expertise and innovation with large-scale production, all while maintaining the highest quality, which uniquely sets them apart as leaders in the industry. The Pharm also operates two award-winning dispensaries in the Phoenix area called Sunday Goods. The Sunday Goods brand was recognized as a “Top 22 Brand of 2022” by High Times Magazine.

Lowell Farms Inc. Media Contact
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416.479.9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com
408.605.2774

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.